PGIM ETF TRUST

PGIM Active High Yield Bond ETF

Supplement dated October 13, 2026, to the

Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information

The Board of Trustees of PGIM ETF Trust has approved a change in the primary listing exchange of the PGIM Active High Yield Bond ETF (the “Fund”) from NYSE Arca, Inc. (“NYSE Arca”) to Cboe BZX Exchange, Inc. (“Cboe BZX Exchange”).

The Fund is expected to cease trading on NYSE Arca following the close of trading on October 28, 2026, and begin trading on Cboe BZX Exchange at the opening of trading on October 29, 2026, under the same ticker symbol, PHYL.

Accordingly, effective October 29, 2026, all references in the Summary Prospectus, Prospectus and Statement of Additional Information to NYSE Arca as the listing exchange for the Fund are replaced with Cboe BZX Exchange.

The change in listing exchange will not affect the Fund's investment objective, principal investment strategies, portfolio management, fees and expenses, or ticker symbol.

You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus and

Statement of Additional Information, as applicable, and retain it for future reference.

LR1541